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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                           The Securities Act of 1934


Date of Report (Date of earliest event reported): December 8, 2000


                             JUNIPER NETWORKS, INC.
               (Exact Name of Registrant as Specified in Charter)


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
          Delaware                       0-26339                 77-0422528
(State or other jurisdiction      (Commission File No.)        (IRS Employer
     of incorporation)                                       Identification No.)
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                           1194 North Mathilda Avenue
                               Sunnyvale, CA 94089
                    (Address of Principal Executive Offices)


                                 (408) 745-2000
              (Registrant's Telephone Number, Including Area Code)



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Item 2.  Acquisition or Disposition of Assets.

        On December 8, 2000, Juniper Networks, Inc., a Delaware corporation (the "Company"), completed its acquisition of Micro Magic, Incorporated, a California corporation ("MMI"), a privately held chip solutions company offering advanced applications software and expert services for creating high speed ICs and systems-on-chips. In the acquisition, MMI merged with and into the Company and the former shareholders of MMI received shares of common stock of the Company and cash in exchange for their shares of MMI at the rate of 0.15209 shares of the Company for each share MMI capital stock (the "Merger").

        An aggregate of 828,351 shares of the Company's common stock were issued pursuant to the Merger, together with cash in the aggregate amount of $39,972,818.70. The shares of the Company's common stock were issued pursuant to an exemption from registration under the Securities Act of 1933, as amended (the "Securities Act"). As a result, all of the shares of the Company's common stock issued in connection with the Merger are subject to restrictions on transfer under applicable provisions of the Securities Act and carry a legend reflecting such restrictions. Under the terms of the Merger, the Company has granted the former shareholders of MMI rights to register under the Securities Act the shares of the Company's common stock received in connection with the Merger.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

    (a) Financial Statements of Business Acquired.

        The required financial statements are included herein as Exhibit 99.1.

    (b) Pro Forma Financial Information.

        The requirement to include pro forma financial information is met through the inclusion of supplement financial information as Exhibit 99.2

    (c) Exhibits.

         Exhibit No.                         Description
         -----------                         -----------

             2.1 Agreement and Plan of Reorganization dated as of November 27, 2000 between Juniper Networks, Inc. and Micro Magic, Incorporated.

             23.1           Consent of PricewaterhouseCoopers LLP

             99.1           Micro Magic, Incorporated Financial Statements.

             99.2 Juniper Networks, Inc. Supplementary Consolidated Financial Statements.



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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                   JUNIPER NETWORKS, INC.



Dated:  December 20, 2000      By: /s/ Lisa C. Berry
                                   ---------------------------------------------
                                   Lisa C. Berry
                                   Vice President, General Counsel and Secretary



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                                  EXHIBIT INDEX

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
         Exhibit No.                           Description
         -----------                           -----------
             2.1 Agreement and Plan of Reorganization dated as of November 27, 2000 between Juniper Networks, Inc. and Micro Magic, Incorporated.

             23.1           Consent of PricewaterhouseCoopers LLP

             99.1           Micro Magic, Incorporated Financial Statements.

             99.2 Juniper Networks, Inc. Supplementary Consolidated Financial Statements.
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